EXHIBIT 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of EFactor Group Corp. (the “Company”) for the year ended December 31, 2013 as filed with the Securities and Exchange Commission (the “Report”), I, James E. Solomon, Chief Financial Officer and principal financial and accounting officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

March 7, 2014	/s/James E. Solomon James E. Solomon, Chief Financial Officer (principal financial officer)